Debt	6 Months Ended
Mar. 31, 2012
Debt
Debt Disclosure

CONVERTIBLE DEBENTURES

The Company has reported a $50,000 convertible debenture and the related interest due thereon in the amount of $27,116 as of March 31, 2012. The interest rate on the remaining balance of $50,000 is 6% per annum.  Currently the debenture is in default and is convertible into 25,270 common shares at the rate of $3.00 per share at the option of the holder.

OTHER LIABILITIES

The Company has a total outstanding balance of $18,035 in Credit Lines Payable for its available bank credit lines of $20,000 as of March 31, 2012.  The interest rate is 12% per annum, the lines are unsecured, payable on demand, and guaranteed by the Company's President.

The Company has a loan outstanding in the amount of $10,835 as of March 31, 2012 ($3,648 current and $7,187 Long Term).  The interest rate is 5.11%. The note is personally guaranteed by an officer of the Corporation and the Company's automobile is pledged as collateral to the loan.